American Century Target Maturities Trust

Prospectuses Supplement

Supplement dated July 28, 2014 ■ Prospectus dated February 1, 2014

Zero Coupon 2015 Fund ■ Zero Coupon 2020 Fund ■ Zero Coupon 2025 Fund

The following replaces the Modifying or Canceling a Transaction section under Additional Policies Affecting Your Investment.

Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction. Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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